                                                                    Exhibit 99.4



                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------


     THIS PLEDGE AND SECURITY AGREEMENT (this "Pledge Agreement") is made and
                                               ----------------
executed as of the 19th day of March, 1999, by and between PHYSICIANS RESOURCE GROUP, INC., a Delaware corporation ("Borrower"), and those Subsidiaries of
                                      --------
Borrower now or at any future time executing this Agreement on the signature pages hereof or on any amendments or supplements hereto as listed on Schedule A
                                                                     ----------
hereto, as Schedule A may be amended or supplemented from time to time
           ----------
("Subsidiary Pledgors") (Borrower and the Subsidiary Pledgors being sometimes
---------------------
referred to herein individually as a "Pledgor" and collectively as "Pledgors"),
                                      -------                       --------
in favor of M.D. SASS CORPORATE RESURGENCE PARTNERS, L.P. ("Lender").
                                                            ------

WHEREAS:

     A.   Pursuant to that certain Promissory Note (the "Note") of even date
                                                         ----
herewith in the original principal amount of $3,750,000.00, executed by Borrower and payable to Lender, Lender has made a loan (the "Loan") to Borrower upon the
                                                    ----
terms and conditions set forth therein; and

     B. In consideration for the Loan, and in order to provide collateral security for the payment thereof, Lender has requested, and it is a condition of the Loan, that Pledgors enter into this Pledge Agreement pursuant to which each Pledgor will pledge the outstanding capital stock and other equity interests now or hereafter owned by it; and

     C. Each Pledgor has determined that valuable benefits will be derived by it as a result of the extension of credit made to Borrower pursuant to the Loan.


     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and, Pledgors covenant and agree with Lender as follows:

     16.  Definitions.  In addition to terms expressly defined in other
          -----------
provisions of this Pledge Agreement, the following terms as used herein have the following meanings:

     Business Day means any day other than Saturday, Sunday or other day that
     ------------
banks in New York, New York are required or authorized by law to close.

     Distribution means the retirement, redemption, purchase or other
     ------------
acquisition for value of any of the Pledged Shares, the declaration or payment of any dividend or other distribution on or with respect to the Pledged Shares, and any other payment made with respect to the Pledged Shares.

     Event of Default means a default in payment when due of any interest or
     ----------------
principal on the Note, or any other amount due and payable thereunder or under this Pledge Agreement, or any other Event of Default under and as defined in the Note.

     Loan Documents means this Pledge Agreement, the Note, all related financing
     --------------
statements, and any and all other agreements, documents or instruments evidencing, securing or pertaining to the Loan, as the same may be supplemented, modified, amended, renewed, extended, rearranged, restated or replaced from time to time.

     Person means an individual, a corporation, a limited liability company, a
     ------
partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Subsidiary means, for any Person, any corporation, partnership or other
     ----------
entity (a) of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions (including that of a general partner) is at the time directly or indirectly owned, by or the management is otherwise controlled by such Person and any Subsidiaries of such Person and (b) the financial statements of which are
consolidated with Borrower's financial statements in accordance with GAAP.   The
term Subsidiary shall include Subsidiaries of Subsidiaries (and so on). Unless otherwise qualified, references to "Subsidiary" or "Subsidiaries" herein shall refer to those of Borrower and its Subsidiaries.

     17.  Representations and Warranties.
          ------------------------------

          (a)  Capacity.  The Pledgors are duly organized, validly existing and
               --------
in good standing under the laws of their respective states of domicile.

          (b)  Authorization.  The execution, delivery and performance of this
               -------------
Pledge Agreement and the other Loan Documents by the Pledgors has been duly authorized by all requisite action.

          (c)  Binding Obligations.  This Pledge Agreement is and the other Loan
               -------------------
Documents, when executed and delivered to Lender, will be, legal, valid and binding upon the Pledgors, enforceable in accordance with its respective terms, subject only to principles of equity and laws applicable to creditors generally, including bankruptcy laws.

         (d)  No Conflicting Law or Agreement.  The execution, delivery and
              -------------------------------
performance of this Pledge Agreement and the other Loan Documents by the Pledgors does not constitute a breach of or default under, and will not violate or conflict with, any provisions of the corporate charter or other constituent documents of the Pledgors.

          (e)  No Consent Required.  The execution, delivery, and performance of
               -------------------
this Pledge Agreement and the other Loan Documents by the Pledgors do not require the consent or approval of or the giving of notice to any person except for those consents which have been duly obtained and arc in full force and effect on the date hereof.

          (f)  Percentage of Ownership of Issuers and other Entities.  The
               -----------------------------------------------------
Pledged Interests represent the percentage ownership interest in each of the Companies (as hereinafter defined) as set forth in Schedule A hereto.

          (g)  No Other Classes of Interest.  In the case of the Pledged Stock,
               ----------------------------
each Company has only one class of stock authorized, and in the case of other Companies, the interests pledged under this Agreement represent an undivided senior interest in the equity of the respective Company.

          (h)  No Options.  No Company has any options, warrants or convertible
               ----------
debt instruments outstanding that could require the issuance of additional stock or additional equity interests.

          (i)  All Subsidiaries.  Except for the entities listed on Schedule "B"
               ----------------
hereto (the "Excluded Subsidiary"), the entities listed on Exhibit "A" constitute all of Borrower's Subsidiaries.

     18.  Pledge.  Upon the terms hereof, each Pledgor hereby pledges and
          ------
assigns to Lender, and grants to Lender a security interest in and to, all of the following, and all of the rights, titles and interests of such Pledgor therein (all of the following being sometimes referred to herein as the "Pledged
                                                                         -------
Interests"): (a) all of the issued and outstanding shares of capital stock or
---------
other equity interests of any type, including without limitation partnership interests (general or limited) or limited liability company member interests, now owned or hereafter acquired by such Pledgor (collectively, the "Pledged
                                                                    -------
Shares"), including without limitation the shares and other interests described
------
in Exhibit A attached hereto and incorporated herein by reference for all
   ---------
purposes, as Exhibit A may be amended or supplemented from time to time (each of
             ---------
the entities in which a Pledgor has a stock or other ownership interest as set forth on Exhibit A being sometimes referred to herein as a "Company", and all of
         ---------                                          -------
them collectively as the "Companies"); provided however, that all capital stock
                          ---------
of, and other equity interests in, the Excluded Subsidiaries (as listed in Schedule "B" hereto) shall not be covered by this Pledge Agreement and shall be excluded from the Pledged Shares and Pledged Interests hereunder; (b) all cash, securities, dividends, and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the shares and interests described in clause (a) hereof and any other property substituted or exchanged therefor; and (c) any and all proceeds from or other sums arising from or by virtue of, and all dividends and distributions (cash or otherwise) payable and/or distributable with respect to, all or any of the shares and interests described in the preceding clauses (a) and (b) hereof.

     19.  Secured Obligation.  The pledge, assignment and security interest
          ------------------
herein granted (the "Security Interest") shall secure the prompt and complete
                     -----------------
payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Note and all the obligations of Borrower thereunder and of the Pledgors under this Pledge Agreement (the "Obligations").
                                                                 -----------
Upon full payment and performance of the Obligations, the Security Interest shall, at the request and expense of the Pledgors, be released by Lender.

     20.  Representations and Warranties; Related Covenants.  Pledgors
          -------------------------------------------------
represent, warrant, covenant and agree to and with Lender that: (a) each Pledgor is the legal and beneficial owner of the Pledged Shares issued by each of the Companies designated for such Pledgor on Exhibit A; (b) all of the Pledged
                                         ---------
Shares currently issued by each of the Companies are, and the Pledged Shares hereafter created or acquired shall be at the time of creation or acquisition of such additional shares, duly authorized and issued, fully paid and non-assessable, and all documentary, stamp or other taxes or fees owing in connection with the issuance, transfer and/or pledge thereof have been paid; (c) no dispute, right of set off, counterclaim or defense exists with respect to all or any part of the Pledged Interests; (d) the Pledged Interests are free and clear of all liens, mortgages, pledges, charges, security interests or other encumbrances, options, warrants, puts, calls and other rights of third persons, and restrictions, other than (i) the Security Interest, and (ii) restrictions on transferability imposed by applicable state and federal securities laws; (e) Pledgors have full corporate or other applicable power, right and authority to pledge the Pledged Interests for the purposes and upon the terms set out herein, and the execution, delivery and performance of this Pledge Agreement are not in contravention of any indenture, agreement or undertaking to which any Pledgor is a party or by which any Pledger is bound; and (f) the original stock certificates (and the original of any certificates representing any other certificated equity interests) representing all of the Pledged Shares shall be delivered to Lender, together with a duly executed blank stock power for each certificate.

     21.  Covenants.
          ---------

          (a)  Further Acts, Assurances.  Pledgors covenant and agree to from
               ------------------------
time to time promptly execute and deliver to Lender all such other assignments, certificates, supplemental writings and financing statements as Lender reasonably requests in order to evidence or perfect the Security Interest. Pledgors further agree that if any Pledgor shall at any time acquire any additional shares of the capital stock of any class of any of the Companies, or any additional interests of ownership of any kind of any Subsidiary, and whether such acquisition shall be by purchase, exchange, reclassification, dividend or otherwise, such Pledgor shall as soon as practically possible, (and without the necessity for any request or demand by Lender) deliver the certificates representing such shares or interests to Lender, in the same manner and with the same effect as described in Sections 1 through 5 hereof. Upon delivery, such
                            ----------         -
shares or evidences of ownership shall thereupon constitute Pledged Interests and shall be subject to the Security Interest herein created, for the purposes and upon the terms and conditions set forth in this Pledge Agreement, the Note and the other Loan Documents. The Borrower shall promptly cure any defects in the creation, issuance, or delivery of the Loan Documents. The Borrower at its expense will execute (or cause to be executed) and deliver to Lender upon request all such other documents, agreements, and instruments in compliance with or for the accomplishment of the covenants and agreements applicable to Borrower in the Loan Documents, or to evidence further and to describe more fully any Pledged Interests intended as security for the Obligations or to correct any omissions in the Loan Documents, or to state more fully the Obligations and agreements set out in any of the Loan Documents, or to perfect, protect, or preserve any encumbrances created pursuant to any of the Loan Documents, or to make any recordings, to file any notices, or to obtain any consents, all as may be reasonably necessary or appropriate in connection therewith.

          (b)  No Transfer or Hypothecation.  Subject to Section 12 hereof,
               ----------------------------              ----------
Pledgors will not, without the prior written consent of Lender, transfer, assign, dispose of any right, title or interest of Pledgors, or any of them, in the Pledged Interests, or any part thereof, or create directly or indirectly any other security interest or otherwise encumber any of the Pledged Interests, or permit any of the Pledged Interests to ever be or become subject to any warrant, put, option or other rights of third Persons or any attachment, execution, sequestration or other legal or equitable process, or any security interest or encumbrance of any kind, except the Security Interest.

          (c)  Enforcement.  Pledgors will enforce or secure in the name of
               -----------
Lender the performance of each and every obligation, term, covenant, condition and agreement relating to the Pledged Interests by any other party thereunder to be performed, and Pledgors shall appear in and defend any action or proceeding arising under, occurring out of or in any manner connected with the Pledged Interests, and upon request by Lender, Pledgors will do so in the name and on behalf of Lender, but at the expense of Pledgors, and Pledgors shall pay all costs and expenses of Lender, including, but not limited to, attorneys' fees and disbursements, in any action or proceeding in which Lender may appear.

          (d)  Inspection.  Excluding materials subject to (x) attorney client
               ----------
privilege, work product and similarly protected materials and (y) information which is subject to a confidentiality agreement with a third party that requires such third party's consent for disclosure, Pledgors shall allow Lender to inspect all records of Pledgors relating to the Pledged Interests, and to make and take away copies of such records during normal business hours.

          (e)  Changes.  Pledgors shall promptly notify Lender of any material
               -------
change in any fact or circumstance warranted or represented by any Pledgor in this Pledge Agreement or in any other writing furnished by any Pledgor to Lender in connection with the Pledged Interests or this Pledge Agreement.

          (f)  Claims.  Pledgors shall promptly notify Lender of any claim,
               ------
action or proceeding affecting title to the Pledged Interests, or any part thereof, or the Security Interest, and at the request of Lender, appear in and defend, at Pledgors' expense, any such action or proceeding.

          (g)  Costs.  Pledgors shall promptly pay to Lender the amount of all
               -----
reasonable costs and expenses of Lender, including but not limited to reasonable attorneys' fees, incurred by Lender in connection with this Pledge Agreement and the enforcement of the rights of Lender hereunder.

          (h)  Additional Ownership Interests.  Each Pledgor shall receive any
               ------------------------------
additional ownership or equity interests, earned, issued or delivered as a result of ownership of the Pledge Interests in trust for Lender and shall deliver the same together with stock powers executed in blank (if applicable) immediately to Lender upon receipt. Such additional ownership or equity interests shall become part of the Pledged Interests hereunder upon issuance.

          (i)  No Further Encumbrances.  No Grantor shall sell or transfer any
               -----------------------
or all of the Pledged Interests or grant or suffer the attachment of any encumbrance to any or all of the Pledged Interests, except as permitted by the Loan Documents.

     22.  Conversions; etc.  Should the Pledged Interests, or any part thereof,
          ----------------
ever be in any manner converted by any of the Companies into another property of the same or another type or any money or other proceeds ever be paid or delivered to Pledgors as a result of Pledgors' rights in the Pledged Interests, then in any such event (except as otherwise provided herein), all such property, money and other proceeds shall be and/or become part of the Pledged Interests, and Pledgors covenant forthwith to pay or deliver to Lender all of the same which is susceptible of delivery; and at the same time, if Lender deems it necessary and so requests, Pledgors will properly endorse or assign the same to Lender. Without limiting the generality of the foregoing, Pledgors hereby agree that the shares of capital stock of the surviving corporation in any merger or consolidation involving any of the Companies or any of the Pledged Interests shall be deemed to constitute the same property as the Pledged Interests. With respect to any such property of a kind requiring an additional security agreement, financing statement or other writing to perfect a security interest therein in favor of Lender, Pledgors will forthwith execute and deliver to Lender such documentation as Lender shall request to create and perfect the liens and security interests of Lender intended to be created herein.

     23.  Payments on the Pledged Interests.  With respect to any instruments or
          ---------------------------------
warrants that are or become part of the Pledged Interests, Lender, without notice to Pledgors, shall have the right at any time and from time to time, after the occurrence and during the continuance of an Event of Default, to notify and direct each of the Companies to thereafter make all payments on such Pledged Interests directly to Lender, regardless of whether any Pledgor was previously making collections thereon, and, with respect to such instruments or warrants that are stock certificates, shares of capital or permanent reserve fund stock or beneficial interest, or other securities, Lender shall have authority, after the occurrence and during the continuance of an Event of Default, without further notice to Pledgors, either to have them registered in Lender's name, or in the name of Lender's nominee, or, with or without registration, to demand of each of the Companies, and to receive a receipt for, any and all distributions payable with respect thereto, regardless of the medium in which paid and whether they be ordinary or extraordinary. Each of the Companies shall be fully protected in relying on the written statement of Lender that it then holds the Security Interest which entitles it to receive such payment. The receipt of Lender for such payment shall be full acquittance therefor to each of the Companies, and Pledgors agree, at the request of Lender to execute and deliver a letter to each of the Companies acknowledging this right of Lender; provided, that the failure of any Pledgor to execute and deliver such letter shall not affect or limit the rights of Lender set forth herein.

     24.  Preservation of Pledged Interests.  Lender shall not have any
          ---------------------------------
responsibility for or obligation or duty with respect to all or any part of the Pledged Interests or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgors shall be responsible generally for the preservation of all rights in the Pledged Interests.

     25.  Collection of the Loan.  Lender shall not be liable for any failure to
          ----------------------
use due diligence in the collection of any and all amounts due and owing under the Note or any other Loan Documents, or any part thereof.

     26.  Rights of Parties Before and After the Occurrence of an Event of
          ----------------------------------------------------------------
Default.
-------

     (a)  Exercising Rights Prior to an Event of Default.  Unless and until an
          ----------------------------------------------
Event of Default shall occur and be continuing,

          (i) Each Pledgor shall be entitled to receive all cash dividends, inter-company distributions or advances paid to such Pledgor in respect of or attributable to the Pledged Interests owned by such Pledgor and any and all other Distributions, except as provided in the following sentence. Notwithstanding the foregoing, Lender shall be entitled to receive, whether or not an Event of Default has occurred, any and all Distributions of stock, whether as a result of a stock dividend, stock split or otherwise. All such Distributions of stock and, after and during the continuance of an Event of Default, shall if received by any Person other than Lender, be held in trust for the benefit of Lender and shall forthwith be delivered to Lender (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by the applicable Pledgor in accordance with Lender's instructions) to be held subject to the terms of this Pledge Agreement.
     Any cash proceeds of the Pledged Interests which come into the possession of Lender may, at Lender's option, be applied in whole or in part to the Obligations (to the extent then due), be released in whole or in part to or on the written instructions the applicable Pledgor, or be retained in whole or in part by Lender as additional security for the payment and performance of the Obligations. Lender shall not be obligated to make any investment of such proceeds or shall have any liability to Pledgors for any loss which may result therefrom. All interest and other amounts earned from any investment of such proceeds may be dealt with by Lender in the same manner as other cash proceeds.

          (ii) Each Pledgor shall have the right to vote and give consents with respect to all of the Pledged Interests owned by it and to consent to, ratify, or waive notice of any and all meetings; provided that such right
                                                      -------- ----
     shall in no case be exercised for any purpose contrary to, or in violation of, any of the terms or the provisions of this Pledge Agreement, the Note or any other Loan Document.

     (b)  Exercising Rights After the Occurrence of an Event of Default.  Upon
          -------------------------------------------------------------
the occurrence and during the continuance of an Event of Default, Lender, without the consent of Pledgors, may:

          (i) At any time vote or consent in respect of any of the Pledged Interests, and authorize any Pledged Interests to be voted and such consents to be given, ratify and waive notice of any and all meetings, and take such other action as shall seem desirable to Lender, in its discretion, to protect or further the interests of Lender in respect of any of the Pledged Interests as though it were the outright owner thereof, and, each Pledgor hereby irrevocably constitutes and appoints Lender its sole proxy and attorney-in-fact, with full power of substitution to vote and act with respect to any and all Pledged Interests standing in the name of such Pledgor or with respect to which such Pledgor is entitled to vote and act. The proxy and power of attorney herein granted are coupled with interests, are irrevocable, and shall continue throughout the term of this Pledge Agreement;

          (ii) In respect of any Pledged Interests, join in and become a party to any plan of recapitalization, reorganization or readjustment (whether voluntary or involuntary) as shall seem desirable to Lender in respect of any such Pledged Interests, and deposit any such Pledged Interests under any such plan; make any exchange, substitution, cancellation or surrender of such Pledged Interests required by any such plan and take such action with respect to any such Pledged Interests as may be required by any such plan or for the accomplishment thereof; and no such disposition, exchange, substitution, cancellation or surrender shall be deemed to constitute a release of Pledged Interests from the Security Interest of this Pledge Agreement;

          (iii) Receive all payments of whatever kind made upon or with respect to any Pledged Interests; and

          (iv) Transfer into its name, or into the name or names of its nominee or nominees, all or any of the Pledged Shares or the Pledged Interests.

     (c) Right of Sale After the Occurrence of an Event of Default.  Upon the
         ---------------------------------------------------------
occurrence and during the continuance of an Event of Default, Lender may sell, without recourse to judicial proceedings, by way of one or more contracts, with the right (except at private sale) to bid for and buy, free from any right of redemption, the Pledged Shares and any other of the Pledged Interests, or any part thereof, upon fifteen (15) days' notice (which notice is agreed to be reasonable notice for the purposes hereof) to Borrower and the applicable Pledgor of the time and place of sale, for cash, upon credit or for future delivery, at Lender's option in its discretion:

          (i) At public sale, including a sale at any broker's board or exchange; or

          (ii) At private sale in any manner which will not require the Pledged Interests, or any part thereof, to be registered in accordance with The Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation, at the best price reasonably obtainable by Lender at any such private sale or other disposition in the manner mentioned above. Lender is also hereby authorized, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Lender may deem required or appropriate in the event of sale or disposition of any of the Pledged Interests. Pledgors understand that Lender may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Interests, or any portion thereof, than would otherwise be obtainable if the same were registered and sold in the open market. Pledgors agree (A) that in the event Lender shall so sell the Pledged Interests, or any portion thereof, at such private sale or sales, Lender shall have the right to rely upon the advice and opinion of any member firm of a national securities exchange as to the best price reasonably obtainable upon such a private sale thereof (any expense borne by Lender in obtaining such advice to be paid by Pledgors as an expense related to the exercise by Lender of its rights hereunder), and (B) that such reliance shall be conclusive evidence that Lender handled such matter in a commercially reasonable manner. Lender shall be under no obligation to take any steps to permit the Pledged Interests to be sold at a public sale or to delay a sale to permit the Companies to register the Pledged Interests for public sale under The Securities Act of 1933 or applicable state securities law.

     In case of any sale by the Lender of the Pledged Interests on credit or for future delivery, the Pledged Interests sold may be retained by Lender until the selling price is paid by the purchaser, but Lender shall incur no liability in case of failure of the purchaser to take up and pay for the Pledged Interests so sold. In case of any such failure, such Pledged Interests so sold may be again similarly sold.

     In connection with the sale of the Pledged Interests, Lender is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Lender to render such sale exempt from the registration requirements of The Securities Act of 1933, as amended, and any applicable state securities laws, and no sale so made in good faith by Lender shall be deemed not to be "commercially reasonable" because so made. If Lender determines to exercise its right to sell all or any of the Pledged Interests, and if in the opinion of a reputable law firm selected by Lender, it is necessary or advisable to have such securities registered under the provisions of such Act, or any similar law relating to the registration of securities, Pledgors agree, at their own expense, to (i) execute and deliver all such instruments and documents, and to do or cause to be done such other acts and things as may be necessary or, in the opinion of a reputable law firm selected by Lender, advisable to register such securities under the provisions of such Act or any applicable similar law relating to the registration of securities, and Pledgors will cause the registration statement relating thereto to become effective and to remain effective for such period as Lender shall request, and to make all amendments thereof and/or to the related prospectus which, in the opinion of a reputable law firm selected by Lender, are necessary or desirable, all in conformity with the requirements of such Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (ii) qualify such securities under state "blue sky" or securities laws and obtain the necessary approval of any tribunal to the sale of such securities; and (iii) indemnify and hold harmless, and to cause each of the Companies to agree to indemnify and hold harmless, Lender, any underwriters (and any Person controlling any of the foregoing), and their respective employees, officers, agents, attorneys, and accountants (collectively, the "Indemnified Parties")
                                                       -------------------
from and against any loss, liability, claim, damage and expense (including without limitation, fees of counsel incurred in connection therewith) under such Act or otherwise, insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under such Act or other securities laws, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or is based upon any omission or any alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of any Indemnified Party.

     (d) Other Rights After an Event of Default.  Upon the occurrence and during
         --------------------------------------
the continuance of an Event of Default, Lender, at its election, may exercise any and all rights available to a secured party under the Uniform Commercial Code as enacted in the State of New York or other applicable jurisdiction, as amended, in addition to any and all other rights afforded hereunder or under the Note, at law, in equity or otherwise.

     (e) Application of Proceeds.  Except as provided in Section 12 hereof, any
         ------------------------                        ----------
and all proceeds ever received by Lender from any disposition of the Pledged Interests, or any part thereof or the exercise of any other right pursuant hereto shall be applied first to any unpaid fees or expenses owing by Borrower to Lender, then to accrued, unpaid interest on the Note, and then to the principal balance of the Note.

     27.  Sale and Transfers.  Notwithstanding anything to the contrary
          ------------------
expressed or implied herein or in the Note or any other Loan Document, Pledgors shall be entitled to sell and transfer, before or after an Event of Default, any of the Pledged Interests or any and all assets of any Pledgor or of any Company pursuant to a bona fide agreement with any third-party (including without limitation a physician practice for which Borrower or any Pledgor provides management services), and such Pledged Interests and/or assets shall upon such transfer be released from the Security Interest and any other claims or interests of Lender; provided, however, that fifty percent (50%) of the net cash
                     --------  -------
proceeds (to Borrower or the applicable Pledgor from such sale (after payment of customary expenses, commissions, and attorneys' fees incurred in connection therewith (and net of any notes payable by Borrower or any other Pledgor and past due management fees paid in cash)) must be paid to Lender to be applied against the principal balance of the Note. In connection with any such sale, Lender agrees to provide, at the sole cost of Borrower, such partial release instrument and/or and UCC release(s) as may be reasonably requested by Borrower to effect or evidence such release, and to return any subject stock certificate(s) to the applicable Pledgor.

     28.  Notices.  All notices, requests and other communications to any party
          -------
hereunder or under the Note or any other Loan Document shall be in writing (including facsimile, telecopy or similar writing), may be personally served or sent by facsimile, telecopier, mail or the express mail service of the United States Postal Service, Federal Express or other equivalent overnight or expedited delivery service, and (a) if given by personal service, facsimile. or telecopier (confirmed by telephone), it shall be deemed to have been given upon receipt; (b) if sent by facsimile or telecopier without telephone confirmation, it shall be deemed to have been given twenty-four (24) hours after being given;
(c) if sent by mail, it shall be deemed to have been given upon the earlier of
(i) actual receipt, or (ii) three (3) Business Days after deposit in a depository of the United States Postal Service, first class mail, postage prepaid; (d) if sent by Federal Express, the express mail service of the United States Postal Service or other equivalent overnight or expedited delivery service, it shall be deemed given upon the earlier of (i) actual receipt or (ii) twenty-four (24) hours after delivery to such overnight or expedited delivery service, delivery charges prepaid, and properly addressed to Lender or Borrower. For purposes hereof, the addresses and facsimile and telephone numbers of each party shall be as set forth on the signature pages hereof. Any party may, by proper written notice hereunder to the other parties, change the address to which notices shall thereafter be sent to it.

     29.  Right to File as Financing Statement.  Lender shall have the right at
          ------------------------------------
any time to execute and file this Pledge Agreement as a financing statement, but the failure of Lender to do so shall not impair the validity or enforceability of this Pledge Agreement or the Security Interest.

     30.  Waiver of Certain Rights.  (a)  To the full extent that it may
          ------------------------
lawfully so agree Pledgors agree that Pledgors will not at any time plead, claim or take the benefit of any appraisement, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Pledge Agreement, or the absolute sale of all or any part of the Pledged Interests or the possession thereof by any purchaser at any sale hereunder, and Pledgors hereby waive the benefit of all such laws to the extent Pledgors lawfully may do so. Each right, power and remedy of Lender provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Lender of any one or more of such rights, power or remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies. No failure or delay on the part of Lender to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgors by Lender with respect to any such remedies shall operate as a waiver thereof, or limit or impair Lender's right to take any action or to exercise any power or remedy hereunder, under the Note or under any of the other Loan Documents, without notice or demand, or prejudice its rights as against Pledgors in any respect.

     (b) Except for any notices required hereunder, or pursuant to specific provisions of the Note or any other Loan Document, each Pledgor hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever in respect of the Note (including, without limitation, notice of intent to accelerate and of acceleration), as well as any requirement that Lender exhaust any right or remedy or take any action in connection with the Note or any of the other Loan Documents before exercising any right or remedy under this Pledge Agreement. The obligations of Pledgors hereunder shall not be affected or impaired by reason of the happening from time to time of any of the following, although without notice to or the consent of Pledgors:

          (i) the renewal or extension of the maturity of or the acceptance of partial payments with respect to any and all amounts due and owing under the Note or any other Loan Document, or any part thereof;

          (ii) the alteration in any manner of the terms of the Note or any of the other Loan Documents or any part thereof either as to the maturities thereof, rates of interest, methods of payment, parties thereto or otherwise;

          (iii) the waiver by Lender of the performance or observance by any Pledgor of any of its agreements, covenants, terms or conditions contained herein or in the Note or in any of the other Loan Documents;

          (iv) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshaling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, winding up, or other similar proceedings affecting any Pledgor;

          (v) the release by operation of law or otherwise of any of the other obligors from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Note or in any of the other Loan Documents (except to the extent, if any, that the obligations of Pledgors hereunder are specifically affected pursuant to or in connection with any such release); or

          (vi) the release of any security for the Notes, whether under this Pledge Agreement or any of the other Loan Documents (except to the extent, if any, that the obligations of Pledgors hereunder are specifically affected pursuant to or in connection with any such release).

     31.  Amendments.  Subject to Section 23 hereof, this Pledge Agreement may
          ----------              ----------
be amended only by an instrument in writing executed jointly by Pledgors and Lender and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

     32.  Multiple Counterparts.  This Pledge Agreement may be executed in any
          ---------------------
number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one agreement, and separate counterpart signature pages signed by any signatories hereto may be assembled together to make a fully signed agreement; but, in making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart.

     33.  Parties Bound; Assignment.  This Pledge Agreement shall be binding on
          -------------------------
Pledgors and Pledgors' successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

     34.  Invalid Provisions.  If any provision of this Pledge Agreement is held
          ------------------
to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Pledge Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Pledge Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     35.  No Control by Lender.  Notwithstanding anything herein to the
          --------------------
contrary, this Pledge Agreement, the Note and the other Loan Documents, and the transactions contemplated hereby and thereby, do not and will not constitute, create or have the effect of constituting or creating, directly or indirectly, the actual or practical ownership of any of the Companies by Lender, or control, affirmative or negative, direct or indirect, by Lender over the management or any other aspect of the day-to-day operation of the Companies, which ownership and control remains exclusively and at all times in each of the Pledgors and/or the Companies.

     36.  Paragraph Headings.  The paragraph headings used in this Pledge
          ------------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     37.  Consent to Jurisdiction.  Each Pledgor hereby irrevocably submits to
          ------------------------
the jurisdiction of any Federal court sitting in New York County over any action or proceeding arising out of or relating to this Pledge Agreement, the Note or any of the other Loan Documents, and each Pledgor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Federal court. Each Pledgor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such Pledgor at the address shown on the signature page hereof. Each Pledgor agrees that a final judgment on any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     38.  Agreement to Supplement.  Pledgors acknowledge and agree that this
          -----------------------
Pledge Agreement may be amended and supplemented from time to time to (a) add additional Pledgors, and (b) specifically include a description of all Pledged Interests subject hereto subsequent to the date hereof, and Lender shall be entitled to supplement Schedule A and/or Exhibit A from time to time, without
                       ----------        ---------
any action or joinder of the Pledgors, to reflect the addition of all such additional Pledgors and/or Pledged Interests. Lender shall have a valid first priority security interest in all additional Pledged Shares or other Pledged Interests that come into existence after the date hereof, whether or not reflected on a supplement to Schedule A and/or Exhibit A. Pledgors hereby agree
                             ----------        ---------
to execute, deliver to Lender and cause the filing of all stock certificates, stock powers, financing statements and other documents and to take such further action as deemed necessary in Lender's discretion with respect to each such additional Pledged Shares to ensure the rights of Lender hereunder with respect thereto.

     39.  Governing Law.  THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS
          -------------
SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE PARTIES AGREE THAT THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN ANY ISSUE RELATING TO THIS PLEDGE AGREEMENT ANY OF THE OTHER RELATED DOCUMENTS AND THE TRANSACTIONS TO WHICH THIS PLEDGE AGREEMENT RELATES, INCLUDING THE VALIDITY OR ENFORCEABILITY OF THIS PLEDGE AGREEMENT AND ANY OTHER AGREEMENT RELATING TO THE TRANSACTION OR A PROVISION OF THIS NOTE OR ANY OTHER RELATED AGREEMENT. THE PARTIES ACKNOWLEDGE AND AGREE THAT THE TRANSACTIONS TO WHICH THIS PLEDGE AGREEMENT RELATES BEAR A REASONABLE RELATION TO THE STATE OF NEW YORK, AND THAT THE LAWS, OTHER THAN CONFLICT OF LAWS RULES, OF NEW YORK SHALL GOVERN ANY ISSUE REGARDLESS OF WHETHER THE APPLICATION OF THAT LAW IS CONTRARY TO A FUNDAMENTAL OR PUBLIC POLICY OF THE STATE OF TEXAS OR OF ANY OTHER JURISDICTION.


     40.  Complete Agreement.  THIS PLEDGE AGREEMENT AND THE NOTE REPRESENT THE
          ------------------
FINAL AGREEMENT BY AND AMONG PLEDGORS AND LENDER WITH RESPECT TO THE LOAN AND THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF PLEDGORS AND LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN PLEDGORS AND LENDER.

     EXECUTED effective as of the date first above written.

ADDRESS FOR ALL PLEDGORS:        PLEDGORS:
------------------------         --------

c/o Physician Resource           BORROWER:
Group,Inc.                       --------
14800 Landmark Blvd.,
Suite 500                        PHYSICIAN RESOURCE GROUP, INC., a Delaware
Dallas, Texas 75240                                          Corporation
Attn: Lane Edenburn
Telephone:(972) 892-7200         By:
Fax:(972) 892-7299                  -----------------------------------------
                                    Name:  Mike Yeary
                                    Title: President


                                 SUBSIDIARY PLEDGORS:
                                 -------------------


                                 ___________________________________
                                 Mike Yeary, in his capacity as Vice
                                 President of each of the following
                                 Subsidiary Pledgors:

                                 PRG PAYROLL, INC.
                                 PHYSICIANS RESOURCE GROUP I, LTD.
                                 PRG HOLDINGS, INC.
                                 PHYSICIANS RESOURCE GROUP INVESTMENTS, INC.
                                 PHYSICIANS RESOURCE GROUP REALTY, INC.
                                 PRG REALTY II, INC.
                                 PRG SURGERY, INC.
                                 EYECORP, INC.
                                 SOUTHERN TENNESSEE SURGERY CENTER, INC.
                                 THE EYEPA, INC.
                                 EYECARE RESOURCE, INC.
                                 JOHNNY JUSTICE, INC.
                                 RIVERGATE ANESTHESIA, INC.
                                 RIVERGATE SURGICAL CENTER, INC.
                                 AMERICAN OPHTHALMIC, INC.
                                 AMERICAN OPHTHALMIC OF ALABAMA, INC.
                                 AMERICAN OPHTHALMIC OF DOTHAN, INC.
                                 AMERICAN OPHTHALMIC OF LAS VEGAS, INC.
                                 AMERICAN OPHTHALMIC OF NEVADA, INC.
                                 AMERICAN OPHTHALMIC OF RENO, INC.
                                 AMERICAN OPHTHALMIC OF TEXAS, INC.
                                 AMERICAN OPHTHALMIC OF SAN ANTONIO, INC.

                                 AMERICAN OPHTHALMIC OF SOUTHEAST TEXAS, INC.
                                 AMERICAN OPHTHALMIC OF TEMPLE, INC.
                                 AMERICAN OPHTHALMIC OF CENTRAL FLORIDA, INC.
                                 AMERICAN OPHTHALMIC OF CORAL GABLES, INC.
                                 AMERICAN OPHTHALMIC OF TALLAHASSEE, INC.
                                 CENTRAL FLORIDA EYE SURGERY ASSOCIATES, INC.
                                 FORT LAUDERDALE EYE INSTITUTE, INC.
                                 AOI NETWORK, INC.
                                 GLENDALE EYE INC.
                                 AMERICAN SURGERY CENTERS OF ALABAMA, INC.
                                 AMERICAN SURGERY CENTERS OF GLENDALE, INC.
                                 AMERICAN SURGERY CENTERS OF SARASOTA, INC.
                                 AMERICAN SURGERY CENTERS OF SOUTH FLORIDA, INC. AMERICAN SURGERY CENTERS OF CORAL GABLES, INC. AMERICAN SURGERY CENTERS OF TALLAHASSEE, LTD. AMERICAN SURGERY CENTERS OF TALLAHASSEE, INC. AMERICAN SURGERY CENTER OF LAS VEGAS, INC. AMERICAN SURGERY CENTERS OF SAN ANTONIO, INC. CENTRAL TEXAS DAY SURGERY CENTER, LTD.
                                 AMERICAN SURGERY CENTERS OF TEMPLE, INC.
                                 PRG ARIZONA, INC.
                                 PRG ARIZONA II, INC.
                                 PRG ARKANSAS, INC.
                                 PRG CALIFORNIA, INC.
                                 PRG CALIFORNIA I, INC.
                                 PRG CALIFORNIA II, INC.
                                 PRG CALIFORNIA III, INC.
                                 PRG CALIFORNIA IV, INC.
                                 SUPERIOR EYE CARE, INC.
                                 PRG CALIFORNIA VI, INC.
                                 PRG FLORIDA, INC.
                                 G.C.R. INVESTORS
                                 CENTRAL FLORIDA EYE ASSOCIATES

                                 PRG FLORIDA I, INC.
                                 PRG FLORIDA II, INC.
                                 PRG FLORIDA IV, INC.
                                 PRG FLORIDA V, INC.
                                 PRG FLORIDA VI, INC.
                                 PRG FLORIDA VII, INC.
                                 PRG FLORIDA VIII, INC.
                                 PRG FLORIDA IX, INC.
                                 PRG FLORIDA X, INC.
                                 PRG FLORIDA XI, INC.
                                 PRG FLORIDA XII, INC.
                                 MELBOURNE EYE ASSOCIATES, INC.
                                 MELBOURNE EYE ASSOCIATES OF BREVARD, INC.
                                 PRG FLORIDA XIII, INC.
                                 PRG FLORIDA XIV, INC.
                                 PRG GEORGIA, INC.
                                 PRG ILLINOIS I, INC.
                                 PRG ILLINOIS II, INC.
                                 PRG ILLINOIS III, INC.
                                 PRG ILLINOIS IV, INC.
                                 PRG KENTUCKY, INC.
                                 PRG KENTUCKY I, INC.
                                 PRG LOUISIANA, INC.
                                 PRG NEVADA, INC.
                                 PRG NEVADA I, INC.
                                 PRG NEVADA II, INC.
                                 PRG NEVADA III, INC.
                                 PRG NEVADA IV, INC.
                                 PRG NEVADA CBO V, INC.
                                 PRG NEW JERSEY, INC.
                                 PRG NEW JERSEY II, INC.
                                 PRG NEW YORK, INC.
                                 PRG NORTH CAROLINA, INC.
                                 PRG OHIO, INC.
                                 PRG OHIO II, INC.
                                 PRG OHIO III, INC.
                                 PRG OHIO, L.P.
                                 PRG OHIO IV, INC.
                                 PRG OHIO V, INC.
                                 PRG OHIO VI, INC.
                                 PRG OKLAHOMA, INC.
                                 PRG OKLAHOMA I, INC.
                                 PRG PENNSYLVANIA, INC.
                                 PRG SOUTH CAROLINA, INC.
                                 PRG TENNESSEE, INC.
                                 PRG TENNESSEE I, INC.
                                 PRG TENNESSEE II, INC.
                                 PRG TENNESSEE III, INC.

                                 SUN VALLEY ACQUISITION CORPORATION
                                 TEXAS PRG, INC.
                                 TEXAS PRG I, INC.
                                 TEXAS PRG II, INC.
                                 TEXAS PRG III, INC.
                                 TEXAS PRG IV, INC.
                                 TEXAS PRG V, INC.
                                 TEXAS PRG VI, INC.
                                 TEXAS PRG VII, INC.
                                 TEXAS PRG VIII, INC.
                                 TEXAS PRG IX, INC.
                                 TEXAS PRG X, INC.
                                 TEXAS PRG XI, INC.
                                 TEXAS PRG XII, INC.
                                 MT. PLEASANT SURGICAL CENTER, LTD.
                                 TEXAS PRG XIII, INC.
                                 TEXAS PRG XV, INC.
                                 TEXAS PRG XVII, INC.
                                 TEXAS PRG XVIII, INC.
                                 TEXAS PRG XIX, INC.

ADDRESS:                         LENDER:
-------                          ------

M.D. Sass Corporate              M.D. SASS CORPORATE RESURGENCE
Resurgence Partners, L.P.        PARTNERS, L.P., a Delaware Limited Partnership
10 New King Street
White Plains, New York           By:_____________________________
_________________________              Name_____________________
Attn:____________________              Title_____________________
Telephone:_______________
Fax:____________________